May 1, 2019

Dreyfus Institutional Liquidity Funds

Dreyfus Treasury and Agency Liquidity Money Market Fund

Supplement to Current Prospectus

Effective June 3, 2019, the following information supersedes and replaces any contrary information contained in the section "Shareholder Guide – Buying and Selling Shares" in the prospectus:

How to Buy Shares

The NAV is calculated at 4:00 p.m. on days the New York Stock Exchange (NYSE) is open for regular business.

Orders in proper form received and accepted by the fund or a financial intermediary that serves as agent for the fund by 4:00 p.m. will become effective at the NAV determined on that day and shares purchased will receive the dividend declared on that day.

An order in proper form received and accepted after 4:00 p.m. will be priced at the NAV determined on the following business day and will begin to accrue dividends on such business day.

How to Sell Shares

If a request for redemption is received and accepted by 4:00 p.m., the proceeds of the redemption ordinarily will be transmitted by wire in federal funds on the same day, and the shares will not receive the dividend declared on that day.  Under certain circumstances (i.e., during periods of stressed market conditions or in cases of very large redemption requests), however, the fund may pay a portion or all of the redemption proceeds on the next business day.  If the request is received and accepted after 4:00 p.m., or is transmitted through the National Securities Clearing Corporation, the shares will receive the dividend declared on that day, and the proceeds of redemption ordinarily will be transmitted by wire in federal funds on the next business day.

All times are Eastern time.